Exhibit 10.1
Tenth Amendment to Third Amended and Restated Credit Agreement
This Tenth Amendment to Third Amended and Restated Credit Agreement (this “Amendment”), dated as of October 24, 2025 (the “Amendment Effective Date”), is among Permian Resources Operating, LLC, a Delaware limited liability company formerly known as Centennial Resource Production, LLC (the “Borrower”); each of the other undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Credit Parties”); each of the Lenders party hereto; and JPMorgan Chase Bank, N.A., as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S:
A.    The Borrower, any Parent from time to time party thereto, the Administrative Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of February 18, 2022 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (i) amend the Credit Agreement as set forth in Section 2 hereof, (ii) evidence the reaffirmation of the Borrowing Base at $4,000,000,000 as set forth in Section 3.1 hereof and (iii) evidence the reaffirmation of the Aggregate Elected Revolving Commitment Amounts at $2,500,000,000 as set forth in Section 3.2 hereof, in each case, as set forth herein and to be effective as of the Amendment Effective Date.
C.    The Administrative Agent and the Lenders party hereto have agreed, subject to the terms and conditions set forth herein, to enter into this Amendment.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Amendment Effective Date in the manner provided in this Section 2.
2.1    Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:
“Tenth Amendment” means that certain Tenth Amendment to Third Amended and Restated Credit Agreement dated as of the Tenth Amendment Effective Date among the Borrower, the Guarantors party thereto, the Administrative Agent and the Lenders party thereto.
“Tenth Amendment Effective Date” means October 24, 2025.
2.2    Amended and Restated Definitions. The following definitions contained in Section 1.02 of the Credit Agreement are hereby amended and restated in their entirety to read in full as follows:
“Adjusted Daily Simple SOFR” means, with respect to any RFR Borrowing, an interest rate per annum equal to the Daily Simple SOFR; provided that if the Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Adjusted Term SOFR” means, with respect to any Term Benchmark Borrowing, for any Interest Period or for any ABR Borrowing based on the Adjusted Term SOFR, an interest rate per annum equal to the Term SOFR for such Interest Period; provided that if the Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.
“Applicable Margin” means
(a)    for any day during a Borrowing Base Period on which neither the Parent nor Borrower has an Investment Grade Rating from Fitch, with respect to:
(i)    any Swingline Loan, ABR Revolving Loan, Term Benchmark Revolving Loan or RFR Revolving Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Term Benchmark Revolving Loans and RFR Revolving Loans	1.750%	2.000%	2.250%	2.500%	2.750%
Swingline Loans and ABR Revolving Loans	0.750%	1.000%	1.250%	1.500%	1.750%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%

(ii)    any Term Loan, the rate per annum as set forth in the applicable Term Loan Amendment.
(b)    for any day during a Borrowing Base Period on which the Parent or Borrower, as applicable, has an Investment Grade Rating from Fitch, with respect to:
(i)    any Swingline Loan, ABR Revolving Loan, Term Benchmark Revolving Loan or RFR Revolving Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	< 25%	> 25% < 50%	> 50% < 75%	> 75% < 90%	> 90%
Term Benchmark Revolving Loans and RFR Revolving Loans	1.625%	1.875%	2.125%	2.375%	2.625%
Swingline Loans and ABR Revolving Loans	0.625%	0.875%	1.125%	1.375%	1.625%
Commitment Fee Rate	0.375%	0.375%	0.500%	0.500%	0.500%
(ii)    any Term Loan, the rate per annum as set forth in the applicable Term Loan Amendment.
(c)    for any day during an Investment Grade Period, with respect to:
(i)    any Swingline Loan, ABR Revolving Loan, Term Benchmark Revolving Loan or RFR Revolving Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Index Debt Rating Grid below based upon the Applicable Rating Level then in effect:

Index Debt Rating Grid
Applicable Rating Level	Greater than or equal to Baa1/BBB+	Baa2/BBB	Baa3/BBB-	Ba1/BB+

Term Benchmark Revolving Loans and RFR Revolving Loans	1.125%	1.250%	1.500%	1.750%
Swingline Loans and ABR Revolving Loans	0.125%	0.250%	0.500%	0.750%
Commitment Fee Rate	0.125%	0.150%	0.200%	0.250%

(ii) any Term Loan, the rate per annum as set forth in the applicable Term Loan Amendment.
At all times, each change in the Applicable Margin resulting from a change in the Borrowing Base Utilization Percentage, the Parent’s or Borrower’s Index Debt rating from Fitch, or the Applicable Rating Level, as applicable, shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.
“Investment Grade Election” means a written notice delivered by the Borrower to the Administrative Agent of its election to enter into an Investment Grade Period, together with (a) for purposes of Section 11.10, a certificate of a Responsible Officer of the Borrower confirming that as of such date, (i) the Parent or Borrower, as applicable, has an Investment Grade Rating from one or more of Moody’s and S&P, (ii) no Default or Event of Default has occurred and is continuing, (iii) the release of any Lien on, or other security interest in, the Mortgaged Property or other collateral encumbered by the Security Instruments does not violate the terms of any Secured Swap Agreement or Bank Products agreement with a Bank Products Provider, (iv) any Swap Agreements and Bank Products agreements of Parent and its Subsidiaries are not otherwise secured, except to the extent secured by a Lien otherwise permitted under the Loan Documents and (v) all liens securing any Permitted Junior Lien Debt or Permitted Pari Term Loan Debt, as applicable, then outstanding will be contemporaneously released concurrently with the release of all liens created by the Security Instruments and (b) for any other purpose, a certificate of a Responsible Officer of the Borrower confirming that as of such date, (i) the Parent or Borrower, as applicable, has an Investment Grade Rating from one or more of Moody’s and S&P and (ii) no Default or Event of Default has occurred and is continuing.
“Investment Grade Period” means any period commencing with the date the Borrower delivers (a) for purposes of Section 11.10, the Investment Grade Election specified in clause (a) of the definition thereof and (b) for any other purpose, the Investment Grade Election specified in clause (b) of the definition thereof, to the Administrative Agent (so long as the Parent or Borrower, as applicable, has an Investment Grade Rating from one or more of Moody’s and S&P at such time) and ending with the earlier to occur of (i) the date the Borrower elects in writing to the

Administrative Agent to exit such Investment Grade Period and (ii) the first date following the beginning of such Investment Grade Period on which the Borrower receives an Index Debt rating from Moody’s and S&P below (x) Ba1 and (y) BB+, respectively.
“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, any Intercreditor Agreement, each Fee Letter and the Security Instruments, in each case, as the same may be amended, modified, supplemented, restated or superseded from time to time.
Section 3.    Borrowing Base and Aggregate Elected Revolving Commitment Amounts.
3.1    Borrowing Base. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Administrative Agent and each of the Lenders hereby agree that, effective as of the Amendment Effective Date, the Borrowing Base is hereby reaffirmed at $4,000,000,000, and the Borrowing Base shall remain at $4,000,000,000 until the next Scheduled Redetermination, Interim Redetermination or other adjustment of the Borrowing Base thereafter, whichever occurs first pursuant to the terms of the Credit Agreement. The Borrower and the Lenders acknowledge (a) that the reaffirmation of the Borrowing Base provided for in this Section 3.1 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled to occur on or about October 1, 2025 for the purposes of Section 2.07 of the Credit Agreement and (b) this Amendment shall constitute the New Borrowing Base Notice in respect thereof for purposes of Section 2.07(d) of the Credit Agreement.
3.2    Aggregate Elected Revolving Commitment Amounts. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, and in connection with the Borrowing Base reaffirmation provided for in Section 3.1 hereof, the Administrative Agent, the Lenders and the Borrower agree that, effective as of the Amendment Effective Date, the Aggregate Elected Revolving Commitment Amounts are hereby reaffirmed at $2,500,000,000, and shall remain at $2,500,000,000 until subsequently decreased or increased pursuant to Section 2.06 of the Credit Agreement.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the following:
4.1    Counterparts. The Administrative Agent shall have received counterparts of this Amendment from (a) each of the Credit Parties and (b) each of the Lenders.
4.2    Fees and Expenses. The Administrative Agent shall have received, to the extent invoiced, all fees and other amounts due and payable on or prior to the Amendment Effective Date (including all fees and other amounts due and payable to the Administrative Agent on account of the Lenders).

4.3    Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
Without limiting the generality of the provisions of Section 11.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required under this Section 4 to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto. All documents executed or submitted pursuant to this Section 4 by and on behalf of the Borrower or any of its Subsidiaries shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall promptly notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
Section 5.    Miscellaneous.
5.1    Confirmation and Effect. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment, and this Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document. From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the matters provided for in Sections 2 and 3.
5.2    Ratification and Affirmation of Credit Parties. Each of the Credit Parties hereby expressly (a) acknowledges the terms of this Amendment, (b) ratifies and affirms its obligations under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders and the Administrative Agent that each representation and warranty of such Credit Party contained in the Credit Agreement, the Guaranty Agreement and the other Loan Documents to which it is a party is true and correct in all material respects as of the date hereof and after giving effect to this Amendment except (i) to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date, and (ii) to the extent that any such representation and warranty is expressly qualified by materiality or by reference to Material Adverse Effect, such representation and warranty (as so qualified) shall continue to be true and correct in all respects, (f) represents and warrants to the Lenders and the Administrative Agent that the execution, delivery and performance by such Credit Party of this Amendment are within such Credit Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (g) represents and warrants to the Lenders and the Administrative Agent that, after giving effect to this Amendment, no Borrowing Base Deficiency, Default or Event of Default exists.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic (e.g., .pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof. The execution and delivery of this Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
5.4    No Oral Agreement. This written Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties that modify the agreements of the parties in this Amendment, the Credit Agreement and the other Loan Documents.
5.5    Governing Law. This Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.
5.6    Payment of Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
5.7    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
[Signature Pages Follow.]

The parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

BORROWER:	PERMIAN RESOURCES OPERATING, LLC,
a Delaware limited liability company

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

GUARANTORS:	ATLANTIC EXPLORATION, LLC
CENTENNIAL RESOURCE MANAGEMENT, LLC
CL ENERGY, LLC
COLGATE II CORP, LLC
COLGATE ENERGY, LLC
COLGATE ENERGY DEVELOPMENT, LLC
PERMIAN MINERALS, LLC
COLGATE PRODUCTION, LLC
PERMIAN RANCHES, LLC
PERMIAN RESOURCES MANAGEMENT, LLC
TUSKER MIDSTREAM, LLC
READ & STEVENS, INC.
EARTHSTONE OPERATING, LLC
SABINE RIVER ENERGY, LLC
EARTHSTONE PERMIAN LLC
INDEPENDENCE RESOURCES TECHNOLOGIES, LLC
EARTHSTONE ENERGY OPERATING, LLC
EARTHSTONE ENERGY ASSETS, LLC
EARTHSTONE OIL & GAS TEXAS, LLC
EARTHSTONE OIL & GAS NORTHERN DELAWARE, LLC
EARTHSTONE OIL & GAS HOLDINGS, LLC

By:    /s/ Guy Oliphint
Name:    Guy Oliphint
Title:    Executive Vice President and Chief Financial Officer

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Issuing Bank and a Lender

By:    /s/ Dalton Harris
Name:    Dalton Harris
Title:    Authorized Officer

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CITIBANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Todd Mogil
Name:    Todd Mogil
Title:    Vice President

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,
as a Lender

By:    /s/ Kevin A James
Name:    Kevin A James
Title:    Authorized Signatory

By:    /s/ Donovan C. Broussard
Name:    Donovan C. Broussard
Title:    Authorized Signatory

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Jonathan Lee
Name:    Jonathan Lee
Title:    Managing Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and Issuing Bank

By:    /s/ Denise Davis
Name:    Denise Davis
Title:    Managing Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

TRUIST BANK,
as a Lender and Issuing Bank

By:    /s/ Greg Krablin
Name:    Greg Krablin
Title:    Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

WELLS FARGO BANK, N.A.,
as a Lender and Issuing Bank

By:    /s/ Michael Real
Name:    Michael Real
Title:    Managing Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BANK OF AMERICA, N.A.,
as a Lender

By:    /s/ Kimberly Miller
Name:    Kimberly Miller
Title:    Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Cameron Breitenbach
Name:    Cameron Breitenbach
Title:    Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

COMERICA BANK,
as a Lender

By:    /s/ Cassandra Lucas
Name:    Cassandra Lucas
Title:    Vice President

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Managing Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

REGIONS BANK,
as a Lender

By:    /s/ Katie Hammons
Name:    Katie Hammons
Title:    Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Beth Johnson
Name:    Beth Johnson
Title:    Senior Vice President
Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

ROYAL BANK OF CANADA,
as a Lender

By:    /s/ Kristan Spivey
Name:    Kristan Spivey
Title:    Authorized Signatory
Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BARCLAYS BANK PLC,
as a Lender

By:    /s/ Sydney G. Dennis
Name:    Sydney G. Dennis
Title:    Director

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

BOKF, NA, dba BANK OF TEXAS,
as a Lender

By:    /s/ Drew Krittenbrink
Name:    Drew Krittenbrink
Title:    Vice President
Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

GOLDMAN SACHS BANK USA,
as a Lender

By:    /s/ Priyankush Goswami
Name:    Priyankush Goswami
Title:    Authorized Signatory

Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC

MORGAN STANLEY BANK, N.A.,
as a Lender
By:    /s/ Karina Rodriguez
Name:    Karina Rodriguez
Title:    Authorized Signatory
Signature Page to Tenth Amendment to Third Amended and Restated Credit Agreement
Permian Resources Operating, LLC